                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06053

Morgan Stanley Insured Municipal Bond Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York                      10020
       (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Insured Municipal Bond Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Fund Report
for the six-month period ended April 30, 2005

Market Conditions

Consumer spending and business investment helped the U.S. economy expand at a solid pace. This, in turn, translated into generally higher interest rates during the six-month fiscal period ended April 30, 2005. The markets also continued to focus on global commodity supply pressures, specifically the rapid climb in oil prices and the large federal budget and trade deficits. However, employment growth remained uneven and bonds often rallied on weaker than anticipated monthly reports.

The Federal Open Market Committee (the "Fed") reaffirmed its pledge to raise the federal funds target rate at a "measured" pace and did so in its meetings throughout the period. The Fed's policy shift began in June 2004 with the first of seven consecutive 25-basis point rate hikes which took the federal funds target rate to 2.75 percent by the end of April 2005. These increases represented a reversal of the Fed's rate reductions between January 2001 and June 2003. At the end of the period, the forward yield curve reflected a widespread view that the Fed would continue its current pace of rate increases.

Against this setting, long-term municipal bond yields remained in a trading range which moved rates higher at the beginning of the period, lower through the winter and higher at the end of the first quarter. By the end of April, yields declined again and ended the fiscal period at or near their lows. In contrast, yields on shorter maturity bonds which were more directly impacted by the Fed's actions rose. As a result, the municipal yield curve continued to flatten and the yield spread (or differential between one-year rates and 30-year rates) narrowed.

In the first four months of 2005, total municipal underwriting volume increased by nine percent over the same period in 2004. Refunding issues accounted for the incremental growth. Bonds backed by insurance increased their market penetration from 50 to 60 percent over the same period. Issuers in California, Texas, New York, Florida and New Jersey accounted for 43 percent of the total municipal underwriting volume.

On the demand side, the municipal-to-Treasury yield ratio, which gauges relative performance between the two markets, remained attractive for tax-exempts. As a result, fixed income investors that normally focus on taxable sectors (such as insurance companies and hedge funds) supported municipals by "crossing over" to purchase bonds. However, retail investors continued to experience rate shock from the absolute level of rates and largely remained on the sidelines.

Performance Analysis

For the six-month period ended April 30, 2005, the net asset value (NAV) of the Morgan Stanley Insured Municipal Bond Trust (IMB) decreased from $15.74 to $15.64 per share. IMB declared tax-free dividends totaling $0.39 per share and a long-term capital gain distribution of $0.093257 per share. The Trust's total NAV return was 2.79 percent. IMB's value on the New

York Stock Exchange (NYSE) moved from $14.26 to $13.90 per share during the same period. Based on this change plus reinvestment of dividends and distributions, IMB's total market return was 0.90 percent. On April 30, 2005, IMB's NYSE market price was at a 11.13 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2005, declared in March, were unchanged at $0.065 per share. The dividend reflects the current level of the Trust's net investment income. IMB's level of undistributed net investment income was unchanged at $0.046 per share on April 30, 2005.(1)

During the period, IMB maintained a conservative strategy in anticipation of continued Fed tightening and higher interest rates. Adjusted for leverage, the Trust's duration* (a measure of interest rates sensitivity) was 9.1 years. This positioning helped performance early in the period when rates rose, but had the net effect of hampering total returns when rates declined later in the period. The Trust's net assets, including preferred shares, of $97.8 million were diversified across 50 credits in 13 long-term sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. The Trust's ARPS series totaled $30 million, and represented 31 percent of net assets, including preferred shares. The series is currently in a two-year auction mode maturing in July 2006 with a yield of 2.45 percent.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2005, the Trust purchased and retired 97,130 shares of common shares at a weighted average market discount of 11.00 percent.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.
There is no guarantee that any sectors mentioned will continue to perform well or be held by the Trust in the future.
(1) Income earned by certain securities in the portfolio may be subject to the federal alternative tax (AMT).
* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline.

LARGEST SECTORS
Transportation	32.2%
Water & Sewer	27.1
Refunded	16.7
General Obligation	15.5
Hospital	14.2

CREDIT ENHANCEMENTS
MBIA	34.2%
Ambac	27.5
FGIC	20.5
FSA	13.2
U.S. Government Backed	3.5
XLCA	1.1

Data as of April 30, 2005. Subject to change daily. All percentages for largest sectors are as a percentage of net assets applicable to common shareholders. All percentages for credit enhancements are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Distribution by Maturity
(% of Long-Term Portfolio) As of April 30, 2005

Weighted Average Maturity: 18 Years(a)

(a)	Where applicable maturities reflect mandatory tenders, puts and call dates.
Portfolio structure is subject to change.

Geographic Summary of Investments
Based on Market Value as a Percent of Total Investments

Alaska	3.1%
Arizona	2.3
California	6.5
Florida	7.1
Georgia	3.6
Hawaii	3.6
Illinois	11.3
Michigan	3.7%
Minnesota	1.1
Missouri	3.2
Nevada	3.2
New Hampshire	4.5
New Jersey	2.2
New Mexico	1.1
New York	12.6%
North Carolina	1.1
Ohio	2.2
Oregon	1.7
Pennsylvania	4.5
Puerto Rico	3.3
South Carolina	1.1
Texas	10.8%
Virginia	5.2
Washington	1.1
West Virginia	1.0
Joint exemptions*	(1.1)
Total	100.0%

*	Joint exemptions have been included in each geographic location.

Call and Cost (Book) Yield Structure
(Based on Long-Term Portfolio) As of April 30, 2005

Years Bonds Callable — Weighted Average Call Protection: 6 Years

Cost (Book) Yield(b) — Weighted Average Book Yield: 5.4%

(a)	May include issues initially callable in previous years.
(b)	Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 6.2% on 5% of the long-term portfolio that is callable in 2005.
Portfolio structure is subject to change.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Trust's performance for one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Trust's performance was lower than its performance peer group average for the one-year period, but better for the three- and five-year periods. The Board concluded that the Trust's overall performance was satisfactory.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Trust under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust. The Board noted that: (i) the Trust's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers, with investment strategies comparable to those of the Trust, as shown in the Lipper Report for the Trust; and (ii) the Trust's total expense ratio was also lower than the average total expense ratio of the funds included in the Trust's expense peer group. The Board concluded that the Trust's management fee and total expenses were competitive with those of the Trust's expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is closed-end and is not a growth fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Trust were not a factor that needed to be considered.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Trust and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Trust and the Fund Complex, such as "float" benefits derived from handling of checks for purchases and sales of Trust shares through a broker-dealer affiliate of the Adviser. The Board considered the float benefits and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2005 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Tax-Exempt Municipal Bonds (140.5%)
	General Obligation (15.5%)
$2,000	North Slope Borough, Alaska, Ser 2000 B (MBIA)	0.00%	06/30/11	$1,591,280
2,000	Mount San Antonio Community College District, California, 2001 Ser B (MBIA)	5.00	08/01/28	2,111,320
2,000	Hawaii, Ser 2001 (FGIC)	5.375	08/01/18	2,199,740
1,500	Chicago Park District, Illinois, Harbor Ser 2003 C (Ambac)	5.00	01/01/24	1,588,215
	Illinois,
1,400	Ser 2000 (MBIA)	5.75	12/01/17	1,561,448
1,300	Ser 2000 (MBIA)	5.75	12/01/18	1,448,525
10,200				10,500,528
	Educational Facilities Revenue (2.3%)
1,500	New Hampshire Health & Education Facilities Authority, University of New
	Hampshire Ser 2001 (Ambac)	5.125	07/01/33	1,574,925
	Electric Revenue (8.3%)
1,400	Alaska Industrial Development & Export Authority, Snettisham Hydroelectric 1st Ser (AMT) (Ambac)	5.00	01/01/27	1,431,444
1,000	Long Island Power Authority, New York, Ser 2004 A (Ambac)	5.00	09/01/34	1,050,570
1,000	South Carolina Public Service Authority, 1997 Refg Ser A (MBIA)	5.00	01/01/29	1,037,220
1,000	Lower Colorado River Authority, Texas, Refg Ser 2004 (FGIC)	5.00	05/15/25	1,041,050
1,000	Grant County Public Utility District # 2, Washington, Wanapum Hydroelectric 2005 Ser A (FGIC)	5.00	01/01/34	1,043,990
5,400				5,604,274
	Hospital Revenue (14.2%)
2,000	Mesa Industrial Development Authority, Arizona, Discovery Health Ser 1999 A (MBIA)	5.875	01/01/16	2,226,860
1,000	Illinois Finance Authority, Swedish American Hospital Ser 2004 (Ambac)	5.00	11/15/31	1,041,580
1,000	Minneapolis Health Care Systems, Minnesota, Fairview Health 2005 Ser D (Ambac) (WI)	5.00	11/15/30	1,051,890
2,000	University of Missouri, Health Ser 1996 A (Ambac)	5.50	11/01/16	2,109,020
2,000	New York State Dormitory Authority, Memorial Sloan Kettering 2003 Ser I (MBIA)	5.00	07/01/24	2,111,720
1,000	University of North Carolina, Hospitals at Chapel Hill Ser 1999 (Ambac)	5.00	02/15/24	1,057,120
9,000				9,598,190
	Mortgage Revenue – Multi-Family (4.1%)
2,640	New York State Housing Finance Agency, 1996 Ser A Refg (FSA)	6.10	11/01/15	2,783,378

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2005 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Mortgage Revenue – Single Family (3.1%)
$1,090	New Jersey Housing Mortgage Finance Authority, Home Buyer Ser 2000 CC (AMT) (MBIA)	5.875%		10/01/31	$1,102,328
1,015	Virginia Housing Development Authority, 2001 Ser J (MBIA)	5.20		07/01/19	1,027,048
2,105					2,129,376
	Public Facilities Revenue (7.0%)
3,000	Broward County School Board, Florida, Ser 2001 A COPs (FSA)	5.00		07/01/26	3,132,960
1,500	Jacksonville, Florida, Excise Tax Ser 2003 C (AMT) (MBIA)	5.25		10/01/19	1,628,985
4,500					4,761,945
	Recreational Facilities Revenue (5.2%)
1,250	College Park Business & Industrial Development Authority, Georgia, Civic Center Ser 2000 (Ambac)	5.75		09/01/26	1,400,075
2,000	Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac)	5.25		12/01/32	2,144,720
3,250					3,544,795
	Tax Allocation Revenue (3.2%)
1,000	Long Beach Bond Finance Authority, California, Downtown North Long Beach Poly High and West Beach 2002 Ser A (Ambac)	5.375		08/01/18	1,106,680
1,000	San Diego Redevelopment Agency, California, Centre City Ser 2004 A (XLCA)	5.00		09/01/23	1,053,710
2,000					2,160,390
	Transportation Facilities Revenue (32.2%)
2,000	Chicago, Illinois, O'Hare Int'l Airport Passenger Fee Ser 2001 A (AMT) (Ambac)	5.375		01/01/32	2,094,380
3,000	Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA)	5.50		01/01/15	3,421,140
1,500	Wayne County, Michigan, Detroit Metropolitan Wayne County Airport Refg Ser 2002 D (AMT) (FGIC)	5.50		12/01/17	1,628,895
3,000	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (Ambac)	5.375		01/01/40	3,180,600
2,500	New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC)	10.793	‡	11/01/17	2,877,950
	Metropolitan Transportation Authority, New York,
1,000	State Service Contract Ser 2002 A (MBIA)	5.50		01/01/20	1,105,790
2,000	State Service Contract Ser 2002 B (MBIA)	5.50		07/01/20	2,211,580
1,000	Port Authority of New York & New Jersey, Cons 121 Ser (MBIA)#	5.125		10/15/30	1,050,100
2,000	Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC)	5.25		03/01/18	2,149,520
2,000	Dallas-Forth Worth International Airport, Texas, Refg & Impr Ser 2001 A (AMT) (FGIC)	5.50		11/01/31	2,115,760
20,000					21,835,715

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2005 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Water & Sewer Revenue (27.1%)
$1,000	Los Angeles Department of Water & Power, California, Water 2004 Ser C (MBIA)	5.00%	07/01/25	$1,059,930
2,000	Miami Beach, Florida, Water & Sewer Ser 2000 (Ambac)	5.75	09/01/25	2,223,600
2,000	Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)	5.25	10/01/22	2,168,300
1,200	Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC)	5.25	07/01/17	1,296,288
1,000	Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (Ambac)	5.25	05/15/17	1,069,730
2,000	Austin, Texas, Water & Wastewater Ser 2004 A (Ambac)	5.00	11/15/27	2,107,180
3,000	Houston, Texas, Combined Utility First Lien Refg 2004 Ser A (FGIC)	5.25	05/15/23	3,239,640
4,000	Norfolk, Virginia, Water Ser 1995 (MBIA)	5.875	11/01/20	4,138,760
1,000	West Virginia Water Development Authority, Loan Program IV 2005 Ser A (FSA) (WI)	5.00	11/01/44	1,036,230
17,200				18,339,658
	Other Revenue (1.6%)
1,000	California, Economic Recovery Ser 2004 A (MBIA)	5.00	07/01/15	1,101,510
	Refunded (16.7%)
1,750	Detroit, Michigan, Water Supply Ser 1999 A (FGIC)	5.75	01/01/10†	1,965,758
2,000	New York State Dormitory Authority, St John's University Ser 1996 (MBIA)	5.70	07/01/06†	2,107,580
1,425	Port of Portland, Oregon, Portland Int'l Airport Ser Seven B (AMT) (MBIA)	7.10	01/01/12†	1,716,056
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000 (MBIA)	5.50	12/01/10†	2,237,860
3,000	Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM)	5.50	10/01/32	3,289,920
10,175				11,317,174
88,970	Total Tax-Exempt Municipal Bonds (Cost $88,205,315)			95,251,858
	Short-Term Tax-Exempt Municipal Obligations (4.6%)
1,000	Missouri Health & Educational Facilities Authority, Cox Health Ser 1997 (MBIA) (Demand 05/02/05)	3.03*	06/01/15	1,000,000
2,100	Bell County Health Facilities Development Corporation, Texas, Scott & White Memorial Hospital Ser 2000 B-1 (MBIA) (Demand 05/02/05)	3.05*	08/15/29	2,100,000
3,100	Total Short-Term Tax-Exempt Municipal Obligations (Cost $3,100,000)			3,100,000
$92,070	Total Investments (Cost $91,305,315) (a)		145.1%	98,351,858
	Liabilities in Excess of Other Assets		(0.8)	(512,258)
	Preferred Shares of Beneficial Interest		(44.3)	(30,061,248)
	Net Assets Applicable to Common Shareholders		100.0%	$67,778,352

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2005 (unaudited) continued

Note:	The categories of investments are shown as a percentage of net assets applicable to common shareholders.
AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to maturity.
WI	Security purchased on a when-issued basis.
†	Prerefunded to call date shown.
‡	Current coupon rate for inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Position in inverse floating rate municipal obligation has a total value of $2,877,950 which represents 4.2% of net assets applicable to common shareholders.
#	Joint exemption in locations shown.
*	Current coupon of variable rate demand obligation.
(a)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross and net unrealized appreciation is $7,046,543.
Bond Insurance:
Ambac	Ambac Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2005 (unaudited)

Assets:
Investments in securities, at value (cost $91,305,315)	$98,351,858
Cash	33,073
Interest receivable	1,490,976
Prepaid expenses and other assets	202,097
Total Assets	100,078,004
Liabilities:
Payable for:
Investments purchased	2,069,450
Common shares of beneficial interest repurchased	34,992
Investment advisory fee	26,643
Administration fee	7,894
Accrued expenses and other payables	99,425
Total Liabilities	2,238,404
Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 600 shares outstanding)	30,061,248
Net Assets Applicable to Common Shareholders	$67,778,352
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 4,334,690 shares outstanding)	$60,038,345
Net unrealized appreciation	7,046,543
Accumulated undistributed net investment income	197,255
Accumulated undistributed net realized gain	496,209
Net Assets Applicable to Common Shareholders	$67,778,352
Net Asset Value Per Common Share, ($67,778,352 divided by 4,334,690 common shares outstanding)	$15.64

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Financial Statements continued

Statement of Operations

For the six months ended April 30, 2005 (unaudited)

Net Investment Income:
Interest Income	$2,442,597
Expenses
Investment advisory fee	132,105
Auction commission fees	74,381
Administration fee	39,142
Professional fees	34,932
Shareholder reports and notices	15,835
Transfer agent fees and expenses	14,057
Registration fees	7,813
Trustees' fees and expenses	4,149
Auction agent fees	3,967
Custodian fees	3,665
Other	14,335
Total Expenses	344,381
Less: expense offset	(945)
Net Expenses	343,436
Net Investment Income	2,099,161
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments	297,941
Futures contracts	4,201
Net Realized Gain	302,142
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(723,812)
Futures contracts	194,066
Net Depreciation	(529,746)
Net Loss	(227,604)
Dividends to preferred shareholders from net investment income	(391,824)
Net Increase	$1,479,733

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2005	FOR THE YEAR ENDED OCTOBER 31, 2004
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,099,161	$4,348,378
Net realized gain	302,142	314,513
Net change in unrealized appreciation/depreciation	(529,746)	(160,145)
Dividends to preferred shareholders from net investment income	(391,824)	(714,907)
Net Increase	1,479,733	3,787,839
Dividends and Distributions to Common Shareholders from:
Net investment income	(1,712,400)	(3,934,947)
Net realized gain	(412,123)	(457,206)
Total Dividends and Distributions	(2,124,523)	(4,392,153)
Decrease from transactions in common shares of beneficial interest	(1,346,888)	(1,566,996)
Net Decrease	(1,991,678)	(2,171,310)
Net Assets Applicable to Common Shareholders:
Beginning of period	69,770,030	71,941,340
End of Period (Including accumulated undistributed net investment income of $197,255 and $202,318, respectively)	$67,778,352	$69,770,030

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2005 (unaudited)

1.   Organization and Accounting Policies

Morgan Stanley Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2005 (unaudited) continued

D.   Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders.

E.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2005, aggregated $5,136,690 and $6,755,787, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At April 30, 2005, the Trust had transfer agent fees and expenses payable of approximately $2,900.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended April 30, 2005, included in Trustees' fees and expenses in the Statement of Operations amounted to $3,530. At April 30, 2005, the Trust had an accrued pension liability of $58,154 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2005 (unaudited) continued

Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4.   Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

SHARES*	AMOUNT IN THOUSANDS*	RATE*	RESET DATE	RANGE OF DIVIDEND RATES**
600	$30,000	2.45%	07/06/06	2.45%

*	As of April 30, 2005.
**	For the six months ended April 30, 2005.

Subsequent to April 30, 2005 and up through June 3, 2005, the Trust paid dividends at a rate of 2.45% in the aggregate amount of $122,496.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2005 (unaudited) continued

5.   Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	SHARES	PAR VALUE	CAPITAL PAID IN EXCESS OF PAR VALUE
Balance, October 31, 2003	4,542,720	$45,428	$62,844,686
Treasury shares purchased and retired (weighted average discount 9.27%)*	(110,900)	(1,109)	(1,565,887)
Reclassification due to permanent book/tax differences	—	—	62,115
Balance, October 31, 2004	4,431,820	44,319	61,340,914
Treasury shares purchased and retired (weighted average discount 11.00%)*	(97,130)	(971)	(1,345,917)
Balance, April 30, 2005	4,334,690	$43,348	$59,994,997

*	The Trustees have voted to retire the shares purchased.

6.   Dividends to Common Shareholders

On March 29, 2005, the Trust declared the following dividends from net investment income:

AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
$0.065	May 6, 2005	May 20, 2005
$0.065	June 3, 2005	June 17, 2005

7.   Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8.   Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2005 (unaudited) continued

9.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2004, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley Insured Municipal Bond Trust

Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED APRIL 30, 2005		FOR THE YEAR ENDED OCTOBER 31,
			2004	2003		2002		2001		2000
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$15.74		$15.84	$15.90		$15.70		$14.56		$14.09
Income (loss) from investment operations:
Net investment income*	0.48		0.95	1.00		1.03		1.07		1.09
Net realized and unrealized gain (loss)	(0.05)		0.04	0.21		0.28		1.06		0.43
Common share equivalent of dividends paid to preferred shareholders*	(0.09)		(0.16)	(0.16)		(0.18)		(0.25)		(0.25)
Total income from investment operations	0.34		0.83	1.05		1.13		1.88		1.27
Less dividends and distributions from:
Net investment income	(0.39)		(0.87)	(0.90)		(0.82)		(0.78)		(0.86)
Net realized gain	(0.09)		(0.10)	(0.23)		(0.14)		—		—
Total dividends and distributions	(0.48)		(0.97)	(1.13)		(0.96)		(0.78)		(0.86)
Anti-dilutive effect of acquiring treasury shares*	0.04		0.04	0.02		0.03		0.04		0.06
Net asset value, end of period	$15.64		$15.74	$15.84		$15.90		$15.70		$14.56
Market value, end of period	$13.90		$14.26	$14.50		$14.31		$14.29		$13.125
Total Return†	0.90	% (1)	5.22%	9.27%		7.01%		15.19%		12.12%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.01	% (2)	0.96%	0.98	% (4)	0.94	% (4)	0.93	% (4)	0.95	% (3)
Net investment income before preferred stock dividends	6.17	% (2)	6.16%	6.27%		6.66%		7.00%		7.67%
Preferred stock dividends	1.15	% (2)	1.01%	1.02%		1.16%		1.65%		1.75%
Net investment income available to common shareholders	5.02	% (2)	5.15%	5.25%		5.50%		5.35%		5.92%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$67,778		$69,770	$71,941		$73,736		$74,599		$71,089
Asset coverage on preferred shares at end of period	325%		332%	339%		345%		348%		336%
Portfolio turnover rate	5	% (1)	22%	7%		16%		16%		26%

*	The per share amounts were computed using an average number of common shares outstanding during the period.
†	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)	Not annualized.
(2)	Annualized.
(3)	Does not reflect the effect of expense offset of 0.02%.
(4)	Does not reflect the effect of expense offset of 0.03%.

See Notes to Financial Statements

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

© 2005 Morgan Stanley

37931RPT-RA05-00448P-Y04/05	MORGAN STANLEY FUNDS
Morgan Stanley Insured Municipal Bond Trust Semiannual Report April 30, 2005

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31,
2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES


-----------------------------------------------------------------------------------------------------------------
Period                      (a) Total         (b) Average Price      (c) Total Number of     (d) Maximum Number
                            Number of         Paid per Share (or     Shares (or Units)       (or Approximate
                            Shares (or        Unit)                  Purchased as Part       Dollar Value) of
                            Units)                                   of Publicly             Shares (or Units)
                            Purchased                                Announced Plans or      that May Yet Be
                                                                     Programs                Purchased Under
                                                                                             the Plans or
                                                                                             Programs
--------------------------- ----------------- ---------------------- ----------------------- --------------------

November 1, 2004 --
November 30, 2004                   12,600               $13.9425            N/A                     N/A
--------------------------- ----------------- ---------------------- ----------------------- --------------------
December 1, 2004 --
December 31, 2004                   16,300               $13.9041            N/A                     N/A
--------------------------- ----------------- ---------------------- ----------------------- --------------------
January 1, 2005 --
January 31, 2005                    20,700               $13.9815            N/A                     N/A
--------------------------- ----------------- ---------------------- ----------------------- --------------------
February 1, 2005 --
February 28, 2005                   12,400               $14.0736            N/A                     N/A
--------------------------- ----------------- ---------------------- ----------------------- --------------------
March 1, 2005 --
March 31, 2005                      19,230               $13.6714            N/A                     N/A
--------------------------- ----------------- ---------------------- ----------------------- --------------------
April 1, 2005 --
April 30, 2005                      15,900               $13.6265            N/A                     N/A
--------------------------- ----------------- ---------------------- ----------------------- --------------------
Total                               97,130               $13.8666            N/A                     N/A
-----------------------------------------------------------------------------------------------------------------


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

                                       2

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year
(the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured Municipal Bond Trust

/s/ Ronald E. Robison
---------------------------
Ronald E. Robison
Principal Executive Officer
June 16, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
---------------------------
Ronald E. Robison
Principal Executive Officer
June 16, 2005

/s/ Francis Smith
---------------------------
Francis Smith
Principal Financial Officer
June 16, 2005

                                       4

                                                                   EXHIBIT 12 B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS

I, Ronald E. Robison, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Insured
     Municipal Bond Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       5

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 16, 2005

                                                /s/ Ronald E. Robison
                                                ---------------------------
                                                Ronald E. Robison
                                                Principal Executive Officer

                                       6

                                                                   EXHIBIT 12 B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS

I, Francis Smith, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Insured
     Municipal Bond Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       7

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 16, 2005

                                              /s/ Francis Smith
                                              ---------------------------
                                              Francis Smith
                                              Principal Financial Officer

                                       8

                           SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Bond Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2005 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 16, 2005                              /s/ Ronald E. Robison
                                                 ---------------------------
                                                 Ronald E. Robison
                                                 Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Bond Trust and will be retained by
Morgan Stanley Insured Municipal Bond Trust and furnished to the Securities and
Exchange Commission or its staff upon request.

                                       9

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Bond Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2005 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 16, 2005                             /s/ Francis Smith
                                                ---------------------------
                                                Francis Smith
                                                Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Bond Trust and will be retained by
Morgan Stanley Insured Municipal Bond Trust and furnished to the Securities and
Exchange Commission or its staff upon request.

                                       10